UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 2, 2005


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

               1-5721                                   13-2615557
       (Commission File Number)             (IRS Employer Identification No.)

  315 PARK AVENUE SOUTH, NEW YORK, NEW YORK                 10010
    (Address of Principal Executive Offices)              (Zip Code)

                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


NY2:\1529932\05\ws$405!.DOC\76830.0274

Item 1.01.  Entry into a Material Definitive Agreement.

           On May 2, 2005, Leucadia National Corporation ("Leucadia"), through an indirect wholly-owned subsidiary, acquired all of the issued and outstanding capital stock (collectively, the "Shares") of each of Idaho Timber Corporation, an Idaho corporation, Idaho Timber Corporation of Boise, Inc., an Idaho corporation, Idaho Timber Corporation of Texas, Inc., an Idaho corporation, Alumni Forest Products, Inc., a Georgia corporation, Idaho Timber Corporation of Kansas, Inc., an Idaho corporation, Idaho Timber Corporation of North Carolina, Inc., an Idaho corporation, Idaho Timber Corporation of Albuquerque, Inc., an Idaho corporation, Idaho Timber Corporation of Montana, Inc., an Idaho corporation, Idaho Timber Corporation of Idaho, Inc., an Idaho corporation, Idaho Timber Corporation of Mountain Home, Inc., an Idaho corporation, Idaho Timber Corporation of Carthage, Inc., an Idaho corporation and Idaho Cedar Sales, Inc., an Idaho corporation (each of the companies listed above are hereinafter referred to collectively as the "Companies") pursuant to the terms of a Stock Purchase Agreement, dated as of May 2, 2005 (the "Purchase Agreement"), by and among Leucadia and Larry Williams, Marianne Williams, Cris Williams, Cory Williams, Cari Groves, Mike Johnson, Paul Anderson, Stanley Hopper, Ted Ellis, George Karr, Bryant Rudd, Jack Beverage, Rob Luce, Gary Botts, Todd Featherly, Kevin Ramer, Rusty Yazdanpour, Byron Cannon, Keith Larue, Greg Trail, Romney Ruder, Cliff Tevogh and Gary Sutton (collectively, the "Sellers"). The purchase price for the Shares was $132,000,000 in cash, subject to adjustments based on working capital and certain liabilities of the Companies as of the closing date.

           The Companies are engaged in the remanufacturing and distribution of an extensive range of specialized lumber products including dimensional lumber, home center boards and radius edge decking, to markets across North America and the Pacific Rim.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

           The information set forth in Item 1.01 of this report is incorporated in its entirety in this Item 2.01 by reference.

Item 9.01  Financial Statements and Exhibits.

           (a) Financial Statements of Business Acquired.

              To be filed by amendment by July 15, 2005.

           (b) Pro Forma Financial Information.

              To be filed by amendment by July 15, 2005.



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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 2, 2005

                                             LEUCADIA NATIONAL CORPORATION


                                              /s/ Joseph A. Orlando
                                             -----------------------------------
                                             Name:  Joseph A. Orlando
                                             Title: Vice President and Chief
                                                    Financial Officer




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